Aquila Municipal Trust
Aquila Tax-Free Trust of Arizona
Aquila Churchill Tax-Free Fund of Kentucky
Aquila Tax-Free Fund For Utah

Supplement dated July 25, 2017
to the Summary Prospectus, Prospectus and Statement of Additional Information
dated July 25, 2017

Effective September 1, 2017, shareholders who purchase in excess of $250,000 of Class A shares in a single purchase will not pay a front-end sales charge, but may be subject to a contingent deferred sales charge on the redemption of those shares under certain circumstances.  Accordingly, effective September 1, 2017, the following disclosure replaces anything to the contrary in the Summary Prospectus, Prospectus and Statement of Additional Information:

Sales Charges – Class A Shares
Effective September 1, 2017, a “single purchaser” will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:
I Amount of Purchase Plus Value of All Other Shares Held By a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Net Amount Invested

Less than $25,000	4.00%	4.17%
$25,000 but less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	3.25%	3.36%

Sales Charges for Purchases of $250,000 or More
Effective September 1, 2017, a shareholder will not pay a sales charge at the time of purchase when he or she purchases “CDSC Class A Shares.” CDSC Class A Shares are: (i) Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and (ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $250,000 or more.

Redemption of CDSC Class A Shares
Effective September 1, 2017, the CDSC payable on redemptions of CDSC Class A Shares will be calculated according to the following table:

CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Two Years After Purchase
$250,000 and up to $2.5 million	1%
Over $2.5 million and up to $5 million	0.50% on shares redeemed in year 1 0.25% on shares redeemed in year 2
Over $5 million	None

AKUPS-0717